Exhibit 99.1
For Further Information Contact:
--------------------------------
David Renauld
Vice President, Corporate Affairs
(413) 584-1425

FOR IMMEDIATE RELEASE
---------------------


                 TERABEAM WIRELESS ANNOUNCES THIRD QUARTER 2005
                                FINANCIAL RESULTS

      SAN JOSE, CA, November 3, 2005 - Terabeam Wireless, the business name of YDI Wireless, Inc. (NASDAQ:YDIW), a leading developer and supplier of broadband wireless solutions, today announced its financial results for its third quarter ended September 30, 2005. These financial results include, for the period beginning on July 27, 2005, results from the operations that Terabeam Wireless acquired from Proxim Corporation on July 27, 2005.

      Revenue for the quarter ended September 30, 2005 was $18.1 million, an increase of approximately 151% from the revenue of $7.2 million for the quarter ended June 30, 2005 and an increase of approximately 183% from the revenue of $6.4 million for the quarter ended September 30, 2004. The significant increase in revenue over the prior quarter and prior year resulted primarily from the acquisition of the operations of Proxim Corporation that was completed in the third quarter 2005.

      The net loss attributable to common shareholders computed in accordance with generally accepted accounting principles (GAAP) for the quarter ended September 30, 2005 was $10.0 million ($0.47 per share-diluted) compared with a GAAP net loss of $987,000 ($0.04 per share-diluted) for the quarter ended June 30, 2005 and a GAAP net loss of $2.4 million ($0.09 per share-diluted) for the quarter ended September 30, 2004.

      The third quarter 2005 GAAP net loss attributable to common shareholders included $7.8 million of restructuring provisions and charges as a result of the purchase of the operations of Proxim Corporation by Terabeam Wireless. The non-cash provisions and charges totaled $6.8 million and consisted of (i) $2.1 million for excess and obsolete Terabeam inventory, (ii) $3.6 million for impairment of our Terabeam trade name, and (iii) approximately $1.1 million for the write-off of capitalized Terabeam software development. In addition, there were one time restructuring charges of approximately $944,000 relating to severance and leased buildings that were vacated.

      Pro forma net loss for the third quarter of 2005 was approximately $2.3 million ($0.11 per share-diluted), compared with a pro forma net loss for the second quarter of 2005 of $987,000 ($0.04 per share-diluted) and a pro forma net loss for the third quarter of 2004 of $2.4 million ($0.09 per share-diluted). These pro forma numbers are intended to present what the company's net loss would have been without the restructuring charges described in the preceding paragraph. Management believes that presenting a GAAP to pro forma net loss reconciliation

Terabeam Wireless Announces Third Quarter 2005 Financial Results
November 3, 2005
Page 2

may permit investors to better compare results from period to period and more accurately assess the company's prospects in a normal operating period. A detailed and specific reconciliation is included in an accompanying financial table.

      Robert Fitzgerald, Terabeam's Chief Executive Officer, stated, "This quarter was an extremely exciting and challenging quarter as we acquired and integrated the assets and operations of Proxim Corporation. We are very pleased with the loyalty of Proxim's customers and channel partners and the demand for our products. We are working diligently to balance our cost structure with our revenue level. We believe that we are positioned to deliver much stronger results in the fourth quarter."

Corporate Name and Ticker Symbol Changes
----------------------------------------

      As previously announced, YDI Wireless will be changing its corporate name to "Terabeam, Inc." and its ticker symbol to "TRBM." These changes will become effective shortly before markets open on Monday, November 7, 2005.

Conference Call Information
---------------------------

      Terabeam Wireless will host a conference call to discuss this release, financial results, developments at the company, and other matters of interest to investors and others on November 3, 2005 starting at 5:00 p.m. Eastern Time. The discussion may include forward-looking information.

      To participate in this conference call, please dial 800-946-0716 (or 719-457-2644 for international callers), confirmation code 7450401 for all callers, at least ten minutes before start time. The conference call will also
         -- -----
be broadcast live over the Internet. Investors and others are invited to visit Terabeam Wireless' website at http://www.terabeam.com/corporate to access this
                              ---------------------------------
broadcast. Replays will be available telephonically for approximately one week by dialing 888-203-1112 for domestic callers and 719-457-0820 for international callers, confirmation code 7450401 for all callers, and over the Internet for approximately 90 days at Terabeam Wireless' website at http://www.terabeam.com/corporate.
---------------------------------

About YDI Wireless / Terabeam
-----------------------------
YDI Wireless, Inc. has been using Terabeam Wireless as a business name and will soon be renamed Terabeam, Inc. The company's subsidiary Proxim Wireless Corporation is a global leader in providing Wi-Fi and other broadband wireless solutions to meet the performance, scalability, and security requirements of enterprises, government, and service providers. The company's subsidiary Ricochet Networks, Inc. is a leading portable Wireless Internet Service Provider
(WISP) with operational markets in Denver and Aurora, Colorado and San Diego, California. Additional information about the company can be found at the company's website located at http://www.terabeam.com or by contacting the
                             -----------------------
company by telephone at 413-584-1425 or by email at IR@terabeam.com.
                                                    ---------------

Safe Harbor Statement
---------------------
Statements in this press release that are not statements of historical facts are forward-looking statements that involve risks, uncertainties, and assumptions. Terabeam Wireless' actual results may differ materially from the results anticipated in these forward-looking statements. The forward-looking statements involve risks and uncertainties that could contribute to such differences including those relating to the downturn and ongoing

Terabeam Wireless Announces Third Quarter 2005 Financial Results
November 3, 2005
Page 3

uncertainty in the telecommunications industry and larger economy; the intense competition in Terabeam Wireless' industries and resulting impacts on its pricing, gross margins, and general financial performance; difficulties in predicting Terabeam Wireless' future financial performance; difficulties or delays in developing and supplying new products with the contemplated or desired features, performance, cost, price, and other characteristics; difficulties in supplying products at the times and in the quantities desired by customers; risks arising from and relating to Terabeam Wireless' recent acquisition of Proxim Corporation's operations, assets, and relationships, including without limitation risks of patent infringement claims and related litigation; and the impacts and effects of any other strategic transactions Terabeam Wireless may evaluate or consummate. Further information on these and other factors that could affect Terabeam Wireless' actual results is and will be included in filings made by Terabeam Wireless from time to time with the Securities and Exchange Commission and in its other public statements.

Use of Pro Forma Financial Information
--------------------------------------

To supplement our consolidated financial statements presented on a GAAP basis, Terabeam Wireless has presented non-GAAP, or pro forma, measures of net loss and loss per share, which are adjusted to exclude certain costs, expenses, gains and losses that we believe are useful to enhance the overall understanding of our financial performance. These adjustments to our GAAP results are made with the intent of providing investors a supplemental understanding of Terabeam Wireless' underlying operational results and trends. The presentation of this additional information is not meant to be considered in isolation or as a substitute for Terabeam Wireless' financial results prepared in accordance with GAAP in the United States of America.



                          - Financial Tables follow -

Terabeam Wireless Announces Third Quarter 2005 Financial Results
November 3, 2005
Page 4

                                          YDI WIRELESS, INC.
                                    CONSOLIDATED BALANCE SHEETS
                                (in thousands, except per share data)


                                                                      September 30,     December 31,
                                                                          2005              2004
                                                                     --------------    --------------
                                                                       (unaudited)
Assets
Current assets:
  Cash and cash equivalents                                          $        8,743    $       35,368
  Investment securities - available-for-sale                                    263             5,369
  Accounts receivable, net                                                    8,973             2,972
  Refundable income taxes                                                         0               151
  Inventory                                                                   9,252             7,442
  Prepaid expenses                                                            1,131               253
                                                                     --------------    --------------
    Total current assets                                                     28,362            51,555

Property and equipment, net                                                   4,152             2,511
Other Assets:
   Restricted cash                                                            5,076             5,136
   Goodwill                                                                   6,663             6,072
   Intangible assets, net                                                    20,924            11,919
   Deposits                                                                     388                91
                                                                     --------------    --------------
    Total other assets                                                       33,051            23,218
                                                                     --------------    --------------
    Total assets                                                     $       65,565    $       77,284
                                                                     ==============    ==============

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable and accrued expenses                              $       11,810    $        6,965
  Deferred revenue                                                            1,673               159
  Current maturities of notes payable                                           135             2,899
                                                                     --------------    --------------
    Total current liabilities                                                13,618            10,023
Notes payable, net of current maturities                                         97             1,270
                                                                     --------------    --------------
    Total liabilities                                                        13,715            11,293
Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; authorized 4,500,000, none
issued at September 30, 2005 and December 31, 2004                               --                --

Common stock, $0.01 par value, 100,000,000 shares authorized,
21,408,910 issued and outstanding at September 30, 2005 and
22,845,847 issued with 22,345,847 outstanding at December 31, 2004              214               228
  Additional paid-in capital                                                 56,580            59,637
  Retained earnings                                                          (4,933)            7,277
  Treasury stock                                                                  0            (1,155)
  Accumulated other comprehensive income:
  Net unrealized gain (loss) on available-for-sale securities                   (11)                4
                                                                     --------------    --------------
    Total stockholders' equity                                               51,850            65,991
                                                                     --------------    --------------
    Total liabilities and stockholders' equity                       $       65,565    $       77,284
                                                                     ==============    ==============

Terabeam Wireless Announces Third Quarter 2005 Financial Results
November 3, 2005
Page 5

                                                YDI WIRELESS, INC.
                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                       (in thousands, except per share data)
                                                    (unaudited)

                                                      For the Three Months Ended      For the Nine Months Ended
                                                             September 30,                  September 30,
                                                     ----------------------------    ----------------------------
                                                         2005            2004            2005            2004
                                                     ------------    ------------    ------------    ------------
Revenues                                             $     18,147    $      6,370    $     31,909    $     17,120
Cost of goods sold                                         10,503           3,682          17,509          10,426
Restructuring provision for excess and
 obsolete inventory                                         2,143               0           2,143               0
                                                     ------------    ------------    ------------    ------------
  Gross profit                                              5,501           2,688          12,257           6,694
Operating expenses:
  Selling costs                                             3,800             879           5,831           1,799
  Restructuring charges                                       944               0             944               0
  Restructuring charge for impairment of
intangible assets                                           4,664               0           4,664               0
  General and administrative                                3,342           3,381           8,627           7,288
  Research and development                                  2,788           1,069           4,438           2,038
                                                     ------------    ------------    ------------    ------------
      Total operating expenses                             15,538           5,329          24,504          11,125
                                                     ------------    ------------    ------------    ------------
Operating income (loss)                                   (10,037)         (2,641)        (12,247)         (4,431)
Other income (expenses):
  Interest income                                             122             360             612             410
  Interest expense                                             (4)            (76)           (140)           (139)
  Other income (loss)                                          10               6            (106)            509
                                                     ------------    ------------    ------------    ------------
      Total other income (expenses)                           128             290             366             780
                                                     ------------    ------------    ------------    ------------
Income (loss) before income taxes                          (9,909)         (2,351)        (11,881)         (3,651)
  Benefit (provision) for income taxes                         (3)              0              11              (2)
                                                     ------------    ------------    ------------    ------------
Income (loss) before minority interest                     (9,912)         (2,351)        (11,870)         (3,653)
    Minority interest in net income of Merry
Fields                                                       (101)              0            (101)              0
                                                     ------------    ------------    ------------    ------------
Net income (loss)                                        ($10,013)        ($2,351)       ($11,971)        ($3,653)
                                                     ============    ============    ============    ============

  Weighted average shares - basic and diluted              21,163          26,218          21,932          18,788
                                                     ------------    ------------    ------------    ------------
    EPS, basic and diluted                                 ($0.47)         ($0.09)         ($0.55)         ($0.19)
                                                     ============    ============    ============    ============

Terabeam Wireless Announces Third Quarter 2005 Financial Results
November 3, 2005
Page 6

                                                YDI WIRELESS, INC.
                                     GAAP to Pro Forma Net Loss Reconciliation
                                       (in thousands, except per share data)
                                                    (unaudited)

                                                         For the Three Months Ended       For the Nine Months Ended
                                                                September 30,                   September 30,
                                                        ----------------------------    ----------------------------
                                                            2005            2004            2005            2004
                                                        ------------    ------------    ------------    ------------
GAAP net income (loss)                                      ($10,013)        ($2,351)       ($11,971)        ($3,653)
Restructuring provision for excess and obsolete
inventory                                                      2,143               0           2,143               0
Restructuring charges relating to operating expenses:
     Severance for personnel                                     279               0             279               0
     Lease reserves for unutilized facilities                    665               0             665               0
     Impairment for Terabeam trade name                        3,600               0           3,600               0
    Write-off of capitalized software development              1,064               0           1,064               0
                                                        ------------    ------------    ------------    ------------
Pro forma net income (loss)                                  ($2,262)        ($2,351)        ($4,220)        ($3,653)
                                                        ------------    ------------    ------------    ------------

                                                        ------------    ------------    ------------    ------------
Weighted average shares - basic and diluted                   21,163          26,218          21,932          18,788
                                                        ------------    ------------    ------------    ------------
Proforma EPS, basic and diluted                               ($0.11)         ($0.09)         ($0.19)         ($0.19)
                                                        ============    ============    ============    ============